ASTON FUNDS

ASTON/River Road Long-Short Fund

Supplement dated August 26, 2016 to the

Summary Prospectus, dated March 1, 2016

The following information supplements and supersedes any information to the contrary in the Summary Prospectus of ASTON/River Road Long-Short Fund (the “Fund”) dated March 1, 2016.

The Fund’s Board of Trustees approved management’s proposals to change certain fees paid by the Fund effective as of October 1, 2016. Management’s proposals are designed to implement consistent fee structures across the AMG Funds and Aston Funds complex of funds, in connection with the planned integration of the AMG Funds and Aston Funds fund families in October. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. More information about the fee changes is provided below.

The Board approved management’s proposals to change certain fees paid by the Fund, revising the administrative fee paid by the Fund and increasing the shareholder servicing fees paid by shares of the Fund while reducing the management fee. The management fee will be reduced from 1.20% to 1.10% of the Fund’s average daily net assets. These changes do not increase the overall fees incurred by shareholders of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP RRLS 0816